UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 5, 2018

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.01.                                        Changes in Control of Registrant.

On June 5, 2018, Devon Gas Services, L.P. and Southwestern Gas Pipeline, L.L.C. (collectively, the “Sellers”), each of which is a subsidiary of Devon Energy Corporation, entered into a Purchase Agreement with GIP III Stetson I, L.P. and GIP III Stetson II, L.P. (collectively, the “Purchasers”), each of which is an affiliate of Global Infrastructure Partners, pursuant to which the Purchasers agreed to acquire, in the aggregate, all of the equity interests held by the Sellers in (i) EnLink Midstream, LLC (“ENLC”), (ii) EnLink Midstream Manager, LLC, the managing member of ENLC (the “Manager”), and (iii) EnLink Midstream Partners, LP (the “Partnership”) (collectively, the “Transaction”).  The Sellers and the Purchasers have indicated that they expect the closing of the Transaction, which is subject to the satisfaction or waiver of customary closing conditions, to occur during the third quarter of 2018.  If this Transaction is completed, then the Purchasers collectively will control the Manager, EnLink Midstream GP, LLC (the general partner of the Partnership), ENLC, and the Partnership.

Item 7.01.                                        Regulation FD Disclosure.

On June 6, 2018, ENLC issued a press release announcing the Transaction.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).  On June 6, 2018, ENLC published a presentation regarding the Transaction,  which will be available on ENLC’s website, www.enlink.com, under “Investors — ENLC — Events & Presentations — Presentations.”  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. These statements are based on certain assumptions made by ENLC and the Partnership based upon management’s experience and perception of historical trends, current conditions, expected future developments and other factors ENLC and the Partnership believe are appropriate in the circumstances. All statements, other than statements of historical fact, included in this Current Report constitute forward-looking statements, including but not limited to statements identified by the words “may,” “believe,” “will,” “should,” “plan,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. These statements include, but are not limited to, statements with respect to the closing of the Transaction and the timing of the closing of the Transaction. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of ENLC and the Partnership, which may cause the actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to, risks discussed in ENLC’s and the Partnership’s filings with the Securities and Exchange Commission. ENLC disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated June 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: June 6, 2018	By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and
Chief Financial Officer